UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 30, 2004

                            SANGAMO BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                000-30171                                 68-0359556
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        (Commission File Number)               (IRS Employer Identification No.)

       501 Canal Blvd, Suite A100                  Richmond, California 94804
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (510) 970-6000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On November 30, 2004, Sangamo BioSciences Inc. issued a press release announcing that the company had been granted a United States patent (U.S. Patent No. 6,824,978) entitled "Regulation of Endogenous Gene Expression in Cells Using Zinc Finger Proteins." The patent covers the activation or repression of any endogenous gene in any cell or organism using engineered zinc finger DNA-binding proteins (ZFPs) and broadens Sangamo's coverage of the uses of engineered ZFPs to include delivery of ZFP Therapeutics as recombinant proteins.

A copy of the press release issued by Sangamo BioSciences, Inc. relating to the issuing of this patent is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.

99.1     Press Release Issued November 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 30, 2004

                                              SANGAMO BIOSCIENCES, INC.

                                          By: /s/ EDWARD O. LANPHIER II
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                                              Edward O. Lanphier II
                                              President, Chief Executive Officer